SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES AND EXCHANGE ACT


        Date of report (Date of earliest event reported): October 5, 2006


                             DATAMETRICS CORPORATION
               (Exact Name of Registrant as Specified in Charter)


           Delaware                          8567                95-3545701
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(State or Other Jurisdiction              (Commission          (IRS Employer
    of Incorporation)                     File Number)       Identification No.)

1717 Diplomacy Row, Orlando, Florida                                    32809
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       (Address of Principal Executive Offices)                       (Zip Code)


       Registrant's telephone number, including area code: (407) 251-4577
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On October 5, 2006, Michael Rapisand became a member of the Board of Directors pursuant to approval by the Board of Directors to fill a vacancy on the Board of Directors. Mr. Rapisand was also elected Chairman of the Audit Committee. As compensation for his services as a Director, Mr. Rapisand will receive $1000.00 per quarter and was awarded non-qualified options to purchase 100,000 shares of common stock, which options shall be exercisable for ten years, have an exercise price of $.10 per share, and vest in three equal annual installments.


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


October 19, 2006                    DATAMETRICS CORPORATION

                                    By:/s/ Daniel Bertram
                                       -----------------------------
                                    Name:  Daniel Bertram
                                    Title:  Chief Executive Officer